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                                                                      EXHIBIT 32
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       NANTUCKET ISLAND ASSOCIATES LIMITED PARTNERSHIP AND SUBSIDIARIES
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                           FORM 10-QSB MARCH 31, 2004
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                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Nantucket Island Associates Limited Partnership and Subsidiaries, (the "Partnership"), on Form 10-QSB for the quarterly period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



Date: May 14, 2004                           /s/ Michael L. Ashner
                                             --------------------------------
                                             Michael L. Ashner
                                             Chief Executive Officer

Date: May 14, 2004                           /s/ Thomas C. Staples
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                                             Thomas C. Staples
                                             Chief Financial Officer